U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                   FORM  8-K

                                CURRENT  REPORT

    Pursuant  to  Section 13  or  15(d)  of the Securities Exchange Act of 1934

Date  of  Report:  April  4,  2000
                 -----------------


          LINDSEYTECHNOLOGIES.COM, INC.  (formerly  LINDSEY TECHNOLOGIES, INC.)
          --------------------------------------------------------
           (Exact  name  of  registrant  as  specified  in  its  charter)


   Colorado                                               84-1121635
-  -------------------------                            -------------------
(State  or  other  jurisdiction                         (IRS  Employer
  of  incorporation)                                   Identification  No.)


                      2851  South  Parker  Road,  Suite  720
                           Aurora,  Colorado  80014
                      ---------------------------------
                   (Address  of  principal  executive  offices)


Issuer's  telephone  number,  including  area  code:   (303)306-1967
                                                  ------------------

Item  9.  Sales  Of  Securities  Under  Regulation  S

LindseyTechnologies.com, Inc. ("the Company") has made the following recent sales of securities pursuant to exemption under Regulation S.




                      Number       Price            Class
Date . . .    Type    of Units     Paid (in US $)   of Person
----------   -------  ---------    -------------    ----------

03/25/2000  Unit (1)        294    $    147,000          (2)





(1) Each Unit consists of 100 shares of common stock of the Company (the "Common Stock"), 20 Class A Warrants (with each Class A Warrant allowing the holder to purchase one share of Common Stock at a price of $7.00 per share anytime during the one year period commencing December 15, 1996), and 20 Class B Warrants (with each Class B Warrant allowing the holder to purchase one share of Common Stock at a price of $9.00 per share anytime during the two year period commencing December 15, 1997).

(2) Class of Person - Persons meeting requirements as set forth in Regulation S for purchasers of securities under Regulation S, including among other things that they are non-U.S. Persons, non-affiliates of the Company, and purchasing for their own account.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                    LINDSEY  TECHNOLOGIES,  INC.

                                                   -----------------------------
                                                            (Registrant)


Date:  April  03,  2000                                  Lionel  Mauclaire
       ----------------                            -----------------------------
                                                           (Signature)
                                                    Lionel  Mauclaire, President